Registered number: 5230954

# SEAWIND ENERGY LIMITED

## CONSOLIDATED MANAGEMENT ACCOUNTS

## FOR THE PERIOD ENDED 31 DECEMBER 2010

**SEAWIND ENERGY LIMITED**

**CONTENTS**

**SEAWIND ENERGY LIMITED**

**ACCOUNTANTS REPORT**
**FOR THE PERIOD ENDED 31 DECEMBER 2010**

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We have prepared for your approval the consolidated management accounts of Seawind Energy Limited and its subsidiary company Seawind Services Limited for the period ended 31 December 2010 which comprise the Consolidated Profit and loss account, the Consolidated Balance sheet and the related notes from the company's accounting records and from information and explanations you have given to us.

This report is made to the Board of Directors, as a body, in accordance with the terms of our engagement. Our work has been undertaken so that we might compile the consolidated management accounts that we have been engaged to compile, report to the Board of Directors, that we have done so, and state those matters that we have agreed to state to them in this report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the Seawind Energy Limited and its board of Directors, as a body, for our work, or for this report.

We have not been instructed to carry out an audit or review of the consolidated management accounts of the Seawind Energy Group. For this reason, we have not verified the accuracy or completeness of the accounting records or information and explanations you have given to us and we do not, therefore, express any opinion on the consolidated management accounts.

Bishop Fleming

**Bishop Fleming**
Chartered Accountants
Cobourg House
Mayflower Street
Plymouth
PL1 1LG

19TH MAY 2011

SEAWIND ENERGY LIMITED

**CONSOLIDATED PROFIT AND LOSS ACCOUNT**
**FOR THE PERIOD ENDED 31 DECEMBER 2010**

| | Note | 9 months to 31 December 2010 £ | 12 months to 31 March 2010 £ |
|---|---|---|---|
| **TURNOVER** | | **3,715,458** | 5,392,996 |
| Cost of sales | | **(2,760,578)** | (4,814,524) |
| **GROSS PROFIT** | | **954,880** | 578,472 |
| Distribution costs | | **(971)** | (1,623) |
| Administrative expenses | | **(886,294)** | (538,888) |
| **OPERATING PROFIT** | | **67,615** | 37,961 |
| Interest receivable and similar income | | **(312)** | - |
| **PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION** | | **67,303** | 37,961 |
| Tax on profit on ordinary activities | 2 | **198** | (8,131) |
| **PROFIT FOR THE FINANCIAL YEAR** | | **67,501** | 29,830 |

SEAWIND ENERGY LIMITED

## CONSOLIDATED BALANCE SHEET
## AS AT 31 DECEMBER 2010

| | Note | £ | 31 December 2010 £ | £ | 31 March 2010 £ |
|---|---|---|---|---|---|
| **FIXED ASSETS** | | | | | |
| Tangible assets | 3 | | **706** | | 706 |
| **CURRENT ASSETS** | | | | | |
| Stocks | | - | | 141,270 | |
| Debtors | 4 | **2,831,226** | | 1,102,469 | |
| Cash at bank | | **322,307** | | 636,610 | |
| | | **3,153,533** | | 1,880,349 | |
| **CREDITORS:** amounts falling due within one year | 5 | **(2,780,534)** | | (1,574,653) | |
| **NET CURRENT ASSETS** | | | **372,999** | | 305,696 |
| **TOTAL ASSETS LESS CURRENT LIABILITIES** | | | **373,705** | | 306,402 |
| **PROVISIONS FOR LIABILITIES** | | | | | |
| Deferred tax | 6 | | - | | (198) |
| **NET ASSETS** | | | **373,705** | | 306,204 |
| **CAPITAL AND RESERVES** | | | | | |
| Called up share capital | 7 | | **1,000** | | 1,000 |
| Profit and loss account | 8 | | **372,705** | | 305,204 |
| **SHAREHOLDERS' FUNDS** | | | **373,705** | | 306,204 |

**Mr T Adams**
Director

Date: 19-5-2011

## 1. ACCOUNTING POLICIES

### 1.1 BASIS OF PREPARATION OF CONSOLIDATED MANAGEMENT ACCOUNTS

The consolidated management accounts have been prepared directly from the management information of Seawind Energy Limited and Seawind Services Limited.

## 2. TAXATION

| | 9 months to 31 December 2010 £ | 12 months to 31 March 2010 £ |
|---|---|---|
| **ANALYSIS OF TAX CHARGE/(CREDIT) IN THE YEAR** | | |
| **CURRENT TAX** | | |
| UK corporation tax charge on profit for the year | - | 7,933 |
| Adjustments in respect of prior periods | - | - |
| **TOTAL CURRENT TAX** | - | 7,933 |
| **DEFERRED TAX** (see note 8) | | |
| Origination and reversal of timing differences | (198) | 198 |
| **TAX ON PROFIT ON ORDINARY ACTIVITIES** | (198) | 8,131 |

No provision for Corporation Tax has been included for the current period to 31 December 2010.

## 3. TANGIBLE FIXED ASSETS

| | Office equipment £ |
|---|---|
| **COST** | |
| At 1 April 2010 | 1,059 |
| At 31 December 2010 | 1,059 |
| **DEPRECIATION** | |
| At 1 April 2010 | 353 |
| At 31 December 2010 | 353 |
| **NET BOOK VALUE** | |
| At 31 December 2010 | 706 |

## 4. DEBTORS

| | 31 December 2010 £ | 31 March 2010 £ |
|---|---|---|
| Trade debtors | 419,637 | 212,631 |
| Amounts owed by related companies | 1,810,323 | 425,507 |
| Other debtors | 391,204 | 220,058 |
| Called up share capital not paid | 1,000 | 1,000 |
| Social security and other taxes | 209,062 | 243,273 |
| | 2,831,226 | 1,102,469 |

## 5. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

| | 31 December 2010 £ | 31 March 2010 £ |
|---|---|---|
| Bank loans and overdrafts | 68,349 | - |
| Trade creditors | 567,468 | 301,718 |
| Amounts owed to group undertakings | - | 65,980 |
| Amounts owed to related companies | 362,855 | 917,341 |
| Corporation tax | 7,520 | 7,521 |
| Other creditors | 1,774,342 | 282,093 |
| | 2,780,534 | 1,574,653 |

## 6. DEFERRED TAXATION

| | 31 December 2010 £ | 31 March 2010 £ |
|---|---|---|
| At beginning of period/year | 198 | - |
| Charge for the period/year | (198) | 198 |
| At end of period/year | - | 198 |

The provision for deferred taxation is made up as follows:

| | 31 December 2010 £ | 31 March 2010 £ |
|---|---|---|
| Accelerated capital allowances | - | 198 |

## 7. SHARE CAPITAL

| | 31 December 2010 £ | 31 March 2010 £ |
|---|---|---|
| **ALLOTTED, CALLED UP AND PARTLY PAID** | | |
| 1,000 Ordinary share capital shares of £1 each | **1,000** | 1,000 |

## 8. RESERVES

| | Profit and loss account £ |
|---|---|
| At 1 April 2010 | **305,204** |
| Profit for the year | **67,501** |
| At 31 December 2010 | **372,705** |

## 9. RELATED PARTY TRANSACTIONS

**At the year end the following amounts were owed to the group by related companies:**

| | 31 December 2010 £ | 31 March 2010 £ |
|---|---|---|
| Seawind Barclay Curle Limited | **670** | - |
| Watercooled Limited | **31,267** | - |
| Enerserve Limited | **1,155,682** | - |
| Seawind Sudamerica (included in trade debtors) | **22,592** | - |
| Seawind Power | **57,364** | - |
| Seawind Asia | **48,922** | - |
| Seawind International Limited | **31,084** | 31,084 |
| Seawind Marine Limited | **485,335** | 393,753 |
| Seawind Marine Services Limited | **-** | 670 |
| | **1,832,916** | 425,507 |

**At the year end the following amounts were owed by the group to related companies:**

| | 31 December 2010 £ | 31 March 2010 £ |
|---|---|---|
| Seawind Marine Limited | **66,303** | 66,303 |
| Seawind International Limited | **209,002** | 614,236 |
| Seawind Sudamerica Limitada | **87,550** | 185,870 |
| Seawind Marine Limited (included within trade creditors) | **27,000** | - |
| Enerserve Limited (included within trade creditors) | **310,308** | 65,980 |
| Watercooled Limited | **-** | 50,933 |
| | **700,163** | 983,322 |

## CONSOLIDATED DETAILED PROFIT AND LOSS ACCOUNT
## FOR THE PERIOD ENDED 31 DECEMBER 2010

| | Page | 9 Months to 31 December 2010 £ | 12 Months to 31 March 2010 £ |
|---|---|---|---|
| **Turnover** | | **3,715,458** | 5,392,996 |
| Cost of sales | 9 | **(2,760,578)** | (4,814,524) |
| **Gross profit** | | **954,880** | 578,472 |
| **Less: Overheads** | | | |
| Selling and distribution expenses | 9 | **(971)** | (1,623) |
| Administration expenses | 9 | **(859,606)** | (502,888) |
| Establishment expenses | 9 | **(27,000)** | (36,000) |
| **Operating profit** | | **67,303** | 37,961 |
| Interest receivable | | - | - |
| **Profit for the year** | | **67,303** | 37,961 |

SEAWIND ENERGY LIMITED

## CONSOLIDATED DETAILED PROFIT AND LOSS ACCOUNT
## FOR THE PERIOD ENDED 31 DECEMBER 2010

| | 9 Months to 31 December 2010 £ | 12 Months to 31 March 2010 £ |
|---|---|---|
| **Cost of sales** | | |
| Purchases | **1,272,781** | 2,758,903 |
| Opening stocks/(Closing stocks) - LT contract WIP | **141,270** | (141,270) |
| Direct manufacturing costs | **22,274** | 76,584 |
| Wages and salaries | **31,557** | 728,980 |
| Licences | **-** | 51,702 |
| Professional fees | **879,116** | 1,272,406 |
| Miscellaneous expenses | **413,580** | 67,219 |
| | **2,760,578** | 4,814,524 |

| | 9 Months to 31 December 2010 £ | 12 Months to 31 March 2010 £ |
|---|---|---|
| **Selling and distribution expenses** | | |
| Freight and carriage | **971** | 1,623 |

| | 9 Months to 31 December 2010 £ | 12 Months to 31 March 2010 £ |
|---|---|---|
| **Administration expenses** | | |
| Rates | **2,215** | - |
| Travel and subsistence | **430** | - |
| Legal and professional | **1,995** | 38,644 |
| Auditors' remuneration | **-** | 3,762 |
| Accountancy fees | **(4,810)** | 5,190 |
| Bank charges | **312** | 684 |
| Exchange rate variance | **93,245** | (91,326) |
| Bad debts | **-** | 14,121 |
| Sundry expenses | **-** | - |
| Management charges payable | **757,500** | 530,000 |
| Depreciation - office equipment | **-** | 353 |
| IT Licence | **7,545** | - |
| IT Equipment | **1,174** | 1,570 |
| | **859,606** | 502,888 |

| | 9 Months to 31 December 2010 £ | 12 Months to 31 March 2010 £ |
|---|---|---|
| **Establishment expenses** | | |
| Insurances | **27,000** | 36,000 |